Dreyfus
BASIC Intermediate
Municipal Bond Portfolio

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC

                                         Intermediate Municipal  Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Intermediate Municipal Bond Portfolio, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas Gaylor.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice more during the reporting period, for a total interest-rate increase of 1.00 percentage point since late June 1999, before the current reporting period began. Higher interest rates led to erosion of municipal bond prices.

Municipal bonds were also adversely affected by supply-and-demand considerations. These technical influences have recently caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC Intermediate Municipal Bond Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 23, 2000




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Intermediate Municipal Bond Portfolio perform during the period?

For the six-month period ended February 29, 2000, the portfolio achieved a -0.18% total return.(1) In comparison, the Lipper Intermediate Municipal Debt Funds category average return was -0.05% for the same period.(2)

We attribute the portfolio' s negative return over the six-month period to a rising interest-rate environment, which caused most municipal bond prices to decline. The portfolio' s relative underperformance is primarily the result of our security selection strategy, which was designed to position the portfolio for the future by potentially taking advantage of perceived attractive values created during the municipal market's decline.

What is the portfolio's investment approach?

The portfolio' s goal is a high level of federally tax-exempt income from a diversified portfolio of intermediate-term municipal bonds. In pursuit of this objective, we conduct rigorous analysis of each individual bond's structure. Within the context of our bond structure analyses, we strive to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

We also look for bonds that can potentially provide consistently high current yields. We often find such opportunities in modest premium The Portfoli


DISCUSSION OF PERFORMANCE (CONTINUED)

bonds. We not only look for bonds that we expect to provide highly competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

The portfolio' s performance was hurt by a difficult investment environment during the reporting period, which included rising interest rates and a fall-off in demand from institutional investors.

When the reporting period began, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice more during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented last summer, before the current reporting period began.

Municipal bond prices also fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond prices down significantly. As a result, municipal bonds are currently offering tax-exempt yields that compare very favorably with the taxable yields on comparable term U.S. Treasury securities, after adjusting for taxes. Of course, there can be no guarantee that municipals will continue to offer competitive relative after-tax yields in the future.

What is the portfolio's current strategy?

We have continued to employ our strategy of selecting out-of-favor bonds that we believe will provide high levels of current income as well as the potential for capital appreciation when the investment environment changes and these bonds return to favor. Indeed, toward the end of the six-month reporting period, the portfolio began to see positive results from this strategy when previously out-of-favor bonds participated in a market-wide rally. Municipal bond investors were evidently encouraged by comments from Federal Reserve Board Chairman Alan Greenspan, which were interpreted as implying that the nation's central bank may need only a few additional interest-rate increases to reduce inflationary pressures.

During the reporting period, new purchases focused primarily on bonds selling at a deep discount to their face values. While deep-discount bonds can potentially fall faster than other tax-exempt bonds in declining markets (which can occur due to interest-rate increases and a variety of other factors), they also can potentially appreciate faster in rising markets.

In addition, we have continued to maintain the portfolio's average duration -- a measure of sensitivity to changing interest rates -- toward the long end of its range. We manage the portfolio's average duration based on where we find the most attractive values at any point in time. We prefer not to forecast interest rates, focusing instead on bond structure analysis. Using this approach, we have recently found the most attractive values in the 10- to 15-year maturity range, while maintaining the portfolio's average maturity under 10 years, as required
by    the    portfolio'   s    prospectus.

March 23, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

February 29, 2000 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.2%                                                       Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--.4%

Maricopa County, COP 5.625%, 6/1/2000                                                           370,000                371,214

CALIFORNIA--1.1%

Foothill/Eastern Transportation Corridor Agency

   Toll Road Revenue, Zero Coupon, 1/1/2004                                                   1,000,000                836,190

Hemet, COP (Capital Projects) 6.50%, 2/1/2003                                                   200,000                205,130

COLORADO--4.6%

Arapahoe County (School District Number 1, Englewood)

   4.50%, 12/1/2016 (Insured; FSA)                                                            1,710,000              1,422,840

Denver City and County, Airport Revenue

   7.25%, 11/15/2007                                                                            180,000                190,382

Lower Colorado River Authority, Revenue

   Zero Coupon, 1/1/2003 (Insured; AMBAC)                                                     1,000,000                867,020

Westminster, MFHR (Semper Village Apartments)

   5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance)                                              1,830,000              1,865,392

DELAWARE--3.8%

Delaware Economic Development Authority, Revenue

  (Delaware State University Project):

      4%, 10/1/2010 (Insured; MBIA)                                                             805,000                686,641

      4.10%, 10/1/2011 (Insured; MBIA)                                                          835,000                708,756

      4.20%, 10/1/2012 (Insured; MBIA)                                                          830,000                702,736

      4.30%, 10/1/2013 (Insured; MBIA)                                                          905,000                762,254

      4.40%, 10/1/2014 (Insured; MBIA)                                                          915,000                769,451

FLORIDA--1.5%

Palm Beach County, Criminal Justice Facilities Revenue

   5.90%, 6/1/2008 (Insured; FGIC)                                                            1,400,000              1,457,918

HAWAII--3.2%

Hawaii 5.80%, 1/1/2005                               1,000,000  1,025,510

Hawaii Harbor, Capital Improvement Revenue

   6.20%, 7/1/2008 (Insured; FGIC)                                                            1,000,000              1,039,930

Honolulu City and County, Wastewater System Revenue

   4.40%, 7/1/2011 (Insured; FGIC)                                                            1,100,000                966,152

KANSAS--1.6%

Dodge Unified School District

   (Ford County Number 443) 4.50%, 9/1/2015 (Insured; FSA)                                    1,855,000              1,565,861

INDIANA--1.1%

Indiana Transportation Finance Authority,

   Airport Facilities LR (United Air) 6.25%, 11/1/2003                                        1,000,000              1,036,800

LOUISIANA --1.9%

Jefferson Parish Hospital Service District, HR

   4.85%, 7/1/2013                                                                            2,000,000              1,784,820


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MAINE--1.9%

Maine Health and Higher Educational Facilities Authoriy,

   Revenue 4.625%, 7/1/2015 (Insured; MBIA)                                                   2,090,000              1,792,070

MARYLAND--2.4%

Northeast Wasted Disposal Authority, RRR

   (Baltimore Resco Retrofit Project) 4.75%, 1/1/2012                                         2,910,000              2,318,310

MICHIGAN--4.1%

Greater Detroit Resource Recovery Authority, Revenue

   6.25%, 12/13/2008 (Insured; AMBAC)                                                         1,000,000              1,069,220

Michigan Hospital Finance Authority, HR

   (Genesys Health System) 7.10%, 10/1/2002                                                     860,000                904,273

Taylor Tax Increment Finance Authority

   (Tax Increment) 4.50%, 5/1/2011 (Insured; FSA)                                             2,180,000              1,945,040

MINNESOTA--1.7%

Minneapolis and St. Paul Metropolitan Apartments Commission

   4.50%, 1/1/2015                                                                            1,890,000              1,596,540

MISSISSIPPI--1.4%

Mississippi, Capital Improvements

   4.50%, 11/1/2017 (Insured; FGIC)                                                           1,585,000              1,307,673

MISSOURI--3.4%

Branson Reorganization School District Number R-4

  (School District Direct Deposit Program)

   4.375%, 3/1/2018 (Insured; AMBAC)                                                          1,350,000              1,085,602

Jackson County, Leasehold Revenue

   (Truman Sports Complex)
   4.25%, 12/1/2011 (Insured; AMBAC)                                                          1,250,000              1,078,237

North Kansas City, HR 4.50%, 11/15/2015 (Insured; AMBAC)                                      1,325,000              1,095,550

NEW JERSEY--4.6%

Essex County Utilities Authority, Solid Waste Revenue

   Zero Coupon, 4/1/2011 (Insured; FSA)                                                       1,000,000                536,500

New Jersey 4.75%, 8/1/2015                                                                    1,840,000              1,631,841

Hamilton Township 4.30%, 10/1/2010 (Insured; FGIC)                                            1,025,000                915,130

New Jersey Turnpike Authority, Turnpike Revenue
   6%, 1/1/2005                                                                               1,290,000              1,324,714

NEW YORK--9.4%

Monroe County 4.375%, 3/1/2010                                                                1,000,000                902,140

New York State Housing Corp., Revenue 6%, 11/1/2003                                           1,500,000              1,544,565

New York State Thruway Authority:

  Highway and Bridge Trust Fund

      4.50%, 4/1/2009 (Insured FGIC)                                                          2,000,000              1,842,840

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Thruway Authority (continued):

  Service Contract Revenue

      (Local Highway and Bridge) 5.75%, 4/1/2006                                              1,000,000               1,019,200

Oyster Bay, Public Improvement 4.15%, 2/15/2009                                               1,315,000               1,171,349

Triborough Bridge and Tunnel Authority,

   General Purpose Revenues 5%, 1/1/2015                                                      2,670,000               2,433,118

NORTH CAROLINA--1.4%

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2008                                                          1,250,000               1,330,337

PENNSYLVANIA--18.5%

Allegheny County Hospital Development Authority, Revenue

   (UPMC Health Systems) 4.625%, 12/15/2015                                                   4,000,000               3,347,800

Berks County Municipal Authority, Revenue

   (Phoebe--Devitt Homes Project) 5.50%, 5/15/2011                                            1,000,000                 872,910

Butler County Hospital Authority, Health Center Revenue

   (St. Francis Health Care Project) 6%, 5/1/2008                                             1,860,000               1,908,323

Coatesville Area School District

   4.60%, 10/1/2012 (Insured; FSA)                                                            1,360,000               1,210,958

Harrisburg Authority, Office and Parking Revenue

   5.50%, 5/1/2005                                                                              650,000                 628,258

   5.75%, 5/1/2008                                                                            1,000,000                 955,660

Harrisburg Redevelopment Authority, Revenue

   Zero Coupon, 11/1/2017 (Insured; FSA)                                                      2,750,000                 942,838

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              200,000                 204,516

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating A) 6.40%, 1/1/2009                                             1,000,000                 983,050

Pennsylvania Higher Educational Facilities Authority,

   University Health Services Revenue 5.35%, 1/1/2008                                         4,500,000               4,225,860

Philadelphia Hospitals and Higher Education Facilities Authority,

  Revenue (Northwestern Corp.)

   6.50%, 6/1/2004 (Prerefunded 6/1/2003)                                                     1,280,000  (a)           1,353,408

Phildelphia School District

   5.375%, 7/1/2005 (Insured; AMBAC)                                                          1,000,000                1,014,740

RHODE ISLAND--1.1%

Rhode Island, Consolidated Capital Development Loan

   5.95%, 8/1/2013 (Insured; MBIA)                                                            1,000,000                1,013,400

SOUTH CAROLINA--1.5%

Charleston County (Alliance Health Services Revenue Care)

   4.80%, 8/15/2013 (Insured; FSA)                                                            1,600,000                1,420,960


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE--3%

Blount County, HR 4.50%, 7/1/2011 (Insured; AMBAC)                                            1,000,000                  878,940

Memphis 4.50%, 10/1/2011                                                                      2,185,000                1,955,291

TEXAS--4.9%

Brazos Higher Education Authority, Student Loan Revenue

   6.20%, 12/1/2002                                                                             180,000                  185,783

Irving Hospital Authority, HR (Irving Healthcare Systems)

   5.70%, 7/1/2008 (Insured; FSA)                                                             1,675,000                1,699,069

Mesquite Health Facilities Development Corporation

  Retirement Facilities Revenue (Christian Retirement Facility):

      5.70%, 2/15/2002                                                                          285,000                  284,159

      5.80%, 2/15/2003                                                                          315,000                  313,255

San Antonio, Water Revenue:

   6.30%, 5/15/2004 (Insured; FGIC, Escrowed to Maturity)                                       100,000                  105,163

   6.30%, 5/15/2004 (Insured; FGIC)                                                             900,000                  944,424

Waco 6%, 2/1/2004 (Insured; FGIC)                                                             1,070,000                1,109,365

UTAH--1.6%

Salt Lake County Municipal Building Authority, LR

   6.15%, 10/1/2010 (Insured; MBIA)                                                           1,450,000                1,511,987

VIRGINIA--3.9%

Brunswick County Industrial Development Authority,

   Correctional Facility LR 5.55%, 7/1/2008 (Insured; MBIA)                                   1,325,000                1,354,601

Virginia Housing Development Authority:

   Commonwealth Mortgage 5.75%, 1/1/2001                                                      1,000,000                1,010,440

   Multi-Family Housing 4.95%, 11/1/2010                                                      1,430,000                1,362,819

WASHINGTON--1.2%

Washington Health Care Facilities Authority, Revenue

  (Gray Harbor Community Hospital)

   5.75%, 7/1/2010 (Insured; Asset Guaranty)                                                  1,180,000                1,183,387

WEST VIRGINIA--1.4%

West Virginia Hospital Finance Authority, HR

  (West Virginia University Hospital)

   4.40%, 6/1/2010 (Insured; AMBAC)                                                           1,490,000                1,313,107

WISCONSIN--2.3%

Kenosha, Zero Coupon, 10/15/2008 (Insured; MBIA)     2,000,000  1,229,440

Wisconsin, Transportation Revenue 5.40%, 7/1/2004    1,000,000  1,009,420

WYOMING--.8%

Wyoming Farm Loan Board, Capital Facilities Revenue

   Zero Coupon, 10/1/2004                                                                     1,000,000                 785,890

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--8.5%

Puerto Rico Commonwealth Highway and Transportation

  Authority, Highway Revenue

   5.40%, 7/1/2006                                                                            8,000,000                8,062,080
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $96,985,782)                                                              98.2%               93,490,547

CASH AND RECEIVABLES (NET)                                                                         1.8%                1,698,645

NET ASSETS                                                                                       100.0%               95,189,192

Summary of Abbreviations

AMBAC               American Municipal Bond                             LR                   Lease Revenue
                        Assurance Corporation                           MBIA                 Municipal Bond
COP                 Certificate of Participation                                                 Investors Assurance
FGIC                Financial Guaranty                                                           Insurance Corporation
                        Insurance Company                               MFHR                 Multi-Family
FSA                 Financial Security Assurance                                                 Housing Revenue
HR                  Hospital Revenue                                    RRR                  Resources Recovery Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              53.1
AA                               Aa                              AA                                               16.8
A                                A                               A                                                19.9
BBB                              Baa                             BBB                                               7.6
Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     2.6
                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL ON THE
     MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
     DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  96,985,782  93,490,547

Cash                                                                    474,035

Interest receivable                                                   1,256,456

Prepaid expenses                                                         11,437

                                                                     95,232,475
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            21,458

Payable for shares of Common Stock redeemed                                   5

Accrued expenses and other liabilities                                   21,820

                                                                         43,283
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       95,189,192
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      98,960,492

Accumulated net realized gain (loss) on investments                   (276,065)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (3,495,235)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       95,189,192
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)       7,587,891

NET ASSET VALUE, offering and redemption price per share ($)              12.54

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,719,525

EXPENSES:

Management fee--Note 3(a)                                              307,047

Shareholder servicing costs--Note 3(b)                                  52,267

Professional fees                                                       14,607

Registration fees                                                        9,120

Custodian fees                                                           5,453

Prospectus and shareholders' reports                                     4,500

Directors' fees and expenses--Note 3(c)                                  1,251

Loan commitment fees--Note 2                                               637

Miscellaneous                                                            8,368

TOTAL EXPENSES                                                         403,250

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (172,327)

NET EXPENSES                                                           230,923

INVESTMENT INCOME--NET                                               2,488,602
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (261,228)

Net unrealized appreciation (depreciation) on investments          (2,483,352)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,744,580)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (255,978)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000           Year Ended
                                              (Unaudited)      August 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,488,602            4,620,307

Net realized gain (loss) on investments         (261,228)              440,113

Net unrealized appreciation (depreciation)
   on investments                             (2,483,352)           (5,337,383)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (255,978)              (276,963)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,488,602)          (4,620,307)

Net realized gain on investments                 (77,216)            (664,088)

TOTAL DIVIDENDS                               (2,565,818)          (5,284,395)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  11,577,595          44,457,031

Dividends reinvested                            1,942,467           4,182,372

Cost of shares redeemed                      (25,853,489)         (25,394,294)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (12,333,427)          23,245,109

TOTAL INCREASE (DECREASE) IN NET ASSETS      (15,155,223)          17,683,751
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           110,344,415           92,660,664

END OF PERIOD                                  95,189,192          110,344,415
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       911,376           3,315,861

Shares issued for dividends reinvested            153,781             312,283

Shares redeemed                               (2,041,213)          (1,895,459)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (976,056)            1,732,685

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                         February 29, 2000                             Year Ended August 31,
                                                ------------------------------------------------------------------------------------
                                                (Unaudited)         1999         1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.88         13.56        13.25          12.83          12.95         12.65

Investment Operations:

Investment income--net                                 .31           .61          .63            .66            .65           .68

Net realized and unrealized
   gain (loss) on investments                         (.33)         (.58)         .47            .45           (.12)          .30

Total from Investment Operations                      (.02)          .03         1.10           1.11            .53           .98

Distributions:

Dividends from
   investment income--net                            (.31)         (.61)         (.63)          (.66)          (.65)         (.68)

Dividends from net realized
   gain on investments                               (.01)         (.10)         (.16)          (.03)            --            --

Total Distributions                                  (.32)         (.71)         (.79)          (.69)          (.65)         (.68)

Net asset value, end of period                      12.54         12.88         13.56          13.25          12.83         12.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (.36)(a)       .11          8.51           8.95           4.07          8.09
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .45(a)        .45           .45           .24             .39           .11

Ratio of net investment income
   to average net assets                             4.85(a)       4.55          4.68          5.07            5.01          5.45

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                            .34(a)         .33          .36           .56             .46           .81(a)

Portfolio Turnover Rate                             24.94(b)       60.65        15.38         64.65           54.99         34.12(b)

Net Assets, end of period
   ($ x 1,000)                                       95,189      110,344       92,661        66,372          46,598         43,155

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering four series, including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,086 during the period ended February 29, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 29, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expense, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $172,327 during the period ended February 29, 2000.

(b) Under the Shareholder Services Plan, the portfolio reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2000, the portfolio was charged $38,478 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 29, 2000, the portfolio was charged $8,768 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2000, amounted to $24,739,296 and $34,163,770, respectively.

At February 29, 2000, accumulated net unrealized depreciation on investments was $3,495,235 consisting of $642,997 gross unrealized appreciation and $4,138,232 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the Portfolio's Board of Directors held on January 19, 2000, the Board approved the termination of the Portfolio's Distribution Agreement with Premier Mutual Fund Services Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.


NOTES

                                                           For More Information

                        Dreyfus BASIC Intermediate Municipal Bond Portfolio 200 Park Avenue
                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                            Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                            Transfer Agent &
                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   126SA002